EXHIBIT 10.2

                         ASSOCIATED BANK LOAN DOCUMENTS

                                                                   #8215936-9006

                                 ASSOCIATED BANK
                                     ------
                                 PROMISSORY NOTE

================================================================================

Borrower: TOWER TECH SYSTEMS INC.           Lender:   ASSOCIATED BANK, NATIONAL
          TERENCE P FOX; RAYMOND L                    ASSOCIATION
          BRICKNER, III; DANIEL P WERGIN;             200 N. ADAMS ST.
          and CHRISTOPHER C ALLIE                     P.O. BOX 19006
          980 MARITIME DR., SUITE 6                   GREEN BAY, WI 54207-9006
          MANITOWOC, WI 54220
================================================================================

PRINCIPAL AMOUNT: $250,000.00  INITIAL RATE: 8.750%  DATE OF NOTE: JULY 20, 2005

PROMISE TO PAY. TOWER TECH SYSTEMS INC.; TERENCE P FOX; RAYMOND L BRICKNER, III; DANIEL P WERGIN; AND CHRISGOPHER C ALLIE ("BORROWER") JOINTLY AND SEVERALLY PROMISE TO PAY TO ASSOCIATED BANK, NATIONAL ASSOCIATION ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF TWO HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($250,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM JULY 20, 2005, UNTIL PAID IN FULL.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PRINCIPAL PAYMENT OF $250,000.00 PLUS INTEREST ON OCTOBER 20, 2005. THIS PAYMENT DUE ON OCTOBER 20, 2005, WILL BE FOR ALL PRINCIPAL AND ALL ACCRUED INTEREST NOT YET PAID. UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ANY ACCRUED UNPAID INTEREST; THEN TO PRINCIPAL; AND THEN TO ANY LATE CHARGES. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on short-term unsecured loans to its most creditworthy commercial customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 6.250% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 2.500 PERCENTAGE POINTS OVER THE INDEX, ADJUSTED IF NECESSARY FOR ANY MINIMUM AND MAXIMUM RATE LIMITATIONS DESCRIBED BELOW, RESULTING IN AN INITIAL RATE OF 8.750% PER ANNUM. NOTWITHSTANDING THE FOREGOING, THE VARIABLE INTEREST RATE OR RATES PROVIDED FOR IN THIS NOTE WILL BE SUBJECT TO THE FOLLOWING MINIMUM AND MAXIMUM RATES. NOTICE: Under no circumstances will the interest rate on this note be less than 4.500% per annum or more than the maximum rate allowed b applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:
ASSOCIATED BANK, P.O. BOX 19097, GREEN BAY, WI 54307-9097.

LATE CHARGE. IF A PAYMENT IS 11 DAYS OR MORE LATE, BORROWER WILL BE CHARGED 5.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 7.500 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

         PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

         OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this note or any of the related documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

                                PROMISSORY NOTE
                                  (CONTINUED)                             PAGE 2
================================================================================

         CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         ADVERSE  CHANGE.   A  material  adverse  change  occurs  in  Borrower's
         financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

         INSECURITY. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL I ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY FEDERAL LAW APPLICABLE TO LENDER AND, TO THE EXTENT NOT PREEMPTED BY FEDERAL LAW, THE LAWS OF THE STATE OF WISCONSIN WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF WISCONSIN.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL.   Borrower  acknowledges  this  Note  is  secured  by  all  security agreements, guarantees, mortgages, and other security instruments previously granted, contemporaneously granted, and granted in the future.

INITIAL NOTE RATE PROVISION.  The initial Note Rate is as of JULY 19, 2005.

FINANCIAL STATEMENT. Borrower shall furnish to Lender annual financial statements within 90 days following the close of Borrower's fiscal or calendar year, as applicable, and such other financial information respecting Borrower at such times and in such form as Lender may request from time to time. In addition to being an Event of Default, Borrower shall pay Lender a $25.00 fee for failure to provide the financial statements within said 90 days or failure to provide such other financial information within 30 days of the request therefore. The $25.00 fee shall continue to be imposed thereafter for each additional 30 day period or part thereof, that the financial statements or other financial information have not been provided to Lender. If Borrower does not reimburse Lender for the fees imposed by this section on demand therefore, Lender may add the fees to the loan balance outstanding.

OTHER LOAN AGREEMENTS. If Borrower and Lender have either previously or contemporaneously entered into a Loan Agreement, it is agreed that this Note is subject to the terms and conditions of such Loan Agreement. For purposes of this provision, Loan Agreement shall include, but not be limited to, a Business Loan Agreement Agricultural Loan Agreement, Construction Loan Agreement, any other LASER PRO Loan Agreement, and/or any attorney drafted lending agreement.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. This Note benefits Lender and its successors and assigns, and binds Borrower and Borrower's heirs, successors, assigns, and representatives. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower: (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any6 non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waives presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

                                PROMISSORY NOTE
                                  (CONTINUED)                             PAGE 3
================================================================================


PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:


TOWER TECH SYSTEMS INC.

By: /s/ CHRISTOPHER C. ALLIE               By:  /s/ RAYMOND L. BRICKNER, III
   -------------------------------------      ----------------------------------
   CHRISTOPHER C ALLIE, PRESIDENT             RAYMOND L. BRICKNER, III, DIRECTOR
   of TOWER TECH SYSTEMS INC..                of TOWER TECH SYSTEMS INC.


By: /s/ DANIEL P. WERGIN                   By:  /s/ TERENCE P. FOX
   -------------------------------------      ----------------------------------
   DANIEL P. WERGIN, DIRECTOR                 TERENCE P. FOX, DIRECTOR
   OF TOWER TECH SYSTEMS INC.                 of TOWER TECH SYSTEMS INC.


x  /s/ TERENCE P. FOX                      x   /s/ RAYMOND L. BRICKNER, III
 ---------------------------------------    ------------------------------------
 TERENCE P FOX, Individually                RAYMOND L BRICKNER, III,
                                            Individually

x  /s/ DANIEL P. WERGIN                    x  /s/ CHRISTOPHER C. ALLIE
 ---------------------------------------    ------------------------------------
 DANIEL P WERGIN, Individually              CHRISTOPHER C ALLIE,
                                            Individually

================================================================================

                   EXTENSION AGREEMENT - NOTE NO. 8215936-9006

THIS EXTENSION AGREEMENT, is made and entered into as of this 20th day of October, 2005 by and between ASSOCIATED BANK, N.A. ("the Bank") and TOWER TECH SYSTEMS INC.; TERENCE P. FOX; RAYMOND L. BRICKNER, III; DANIEL P. WERGIN; AND CHRISTOPHER C. ALLIE ("the Borrower").

                                     RECITAL

         The Borrower has made, executed and delivered to the Bank a promissory note in the original amount of $250,000.00 dated July 20, 2005 ("the Note"). The Note has or is about to mature and the parties desire to extend the maturity of the Note and set out that extension in this writing.

         NOW, THEREFORE, for good and valuable consideration and the mutual covenants contained herein, the parties agree as follows:

         1. NOTE EXTENSION. The maturity date of the Note and the indebtedness evidenced thereby is hereby extended from October 20, 2005 to January 20, 2006.

         2. SURVIVAL. All other terms of the Note, and any other document securing the indebtedness evidences thereby shall remain in full force and effect except as the same may need to be modified to give force and effect to this Extension Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Extension Agreement on the day and year first above written.

ASSOCIATED BANK, N.A.                  TOWER TECH SYSTEMS INC.

By:                                    By:   /s/ TERENCE P. FOX
   -------------------------------        -----------------------------------
     Craig J. Witte                         Terence P. Fox
Its: President                         Its: Director

/s/ TERENCE P. FOX                     By:  /s/ RAYMOND L. BRICKNER, III
----------------------------------        -----------------------------------
Terence P. Fox, individually                Raymond L. Brickner, III
                                       Its: Director

/s/ RAYMOND L. BRICKNER                By:  /s/ DANIEL P. WERGIN
----------------------------------        -----------------------------------
Raymond L. Brickner, individually           Daniel P. Wergin
                                       Its: Director

/s/ DANIEL P. WERGIN                   By:   /s/ CHRISTOPER C. ALLIE
----------------------------------        ------------------------------------
Daniel P. Wergin, individually              Christopher C. Allie
                                       Its: Director

/s/ CHRISTOPER C. ALLIE
---------------------------------
Christopher C. Allie, individually

                                                             #8215936-9005

                                 ASSOCIATED BANK
                                     ------
                                 PROMISSORY NOTE

================================================================================

Borrower: TOWER TECH SYSTEMS INC.;          Lender:  ASSOCIATED BANK, NATIONAL
          TERENCE P FOX; RAYMOND L                   ASSOCIATION
          BRICKNER, III; DANIEL P WERGIN;            200 N. ADAMS ST.
          and CHRISTOPHER C ALLIE                    P. O. BOX 19006
          980 MARITIME DR., SUITE 6                  GREEN BAY, WI 54207-9006
          MANITOWOC, WI 54220
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT: $90,000.00  INITIAL RATE: 6.750%  DATE OF NOTE: MARCH 31, 2005

PROMISE TO PAY. TOWER TECH SYSTEMS INC.; TERENCE P FOX; RAYMOND L BRICKNER, III; DANIEL P WERGIN; AND CHRISTOPHER C ALLIE ("BORROWER") JOINTLY AND SEVERALLY PROMISE TO PAY TO ASSOCIATED BANK, NATIONAL ASSOCIATION ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF NINETY THOUSAND & 00/100 DOLLARS ($90,000.00), OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON JULY 15, 2005. UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ANY ACCRUED UNPAID INTEREST; THEN TO PRINCIPAL; AND THEN TO ANY LATE CHARGES. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on short-term unsecured loans to its most creditworthy commercial customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 5.750% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF1.000 PERCENTAGE POINTS OVER THE INDEX, ADJUSTED IF NECESSARY FOR ANY MINIMUM AND MAXIMUM RATE LIMITATIONS DESCRIBED BELOW, RESULTING IN AN INITIAL RATE OF 5.750% PER ANNUM. NOTWITHSTANDING THE FOREGOING, THE VARIABLE INTEREST RATE OR RATES PROVIDED FOR IN THIS NOTE WILL BE SUBJECT TO THE FOLLOWING MINIMUM AND MAXIMUM RATES. NOTICE: Under no circumstances will the interest rate on this note be less than 4.500% per annum or more than the maximum rate allowed b applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:
ASSOCIATED BANK, P.O. BOX 19097, GREEN BAY, WI 54307-9097.

LATE CHARGE. IF A PAYMENT IS 11 DAYS OR MORE LATE, BORROWER WILL BE CHARGED 5.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 6.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

         PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

         OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this note or any of the related documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

                                PROMISSORY NOTE
                                  (CONTINUED)                             Page 2
================================================================================

         CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         ADVERSE  CHANGE.   A  material  adverse  change  occurs  in  Borrower's
         financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

         INSECURITY. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL I ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY FEDERAL LAW APPLICABLE TO LENDER AND, TO THE EXTENT NOT PREEMPTED BY FEDERAL LAW, THE LAWS OF THE STATE OF WISCONSIN WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF WISCONSIN.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. however, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL.   Borrower  acknowledges  this  Note  is  secured  by  all  security agreements, guarantees, mortgages, and other security instruments previously granted, contemporaneously granted, and granted in the future.

LINE OF CREDIT. This Note evidences a revolving line of credit. Up to the principal amount of this Note and subject to the terms and conditions hereof, Borrower may borrow, repay, and re-borrow. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

LETTER OF CREDIT LIMITATION. In the event Lender either contemporaneously or hereafter issues a Letter of Credit on behalf of Borrower ("Credit"), the amount of such Credit, or the aggregate amount of all such Credit, shall be applied against the available credit under this Note. Such limitation on available credit shall continue as long as Lender is obligated under any outstanding Credit.

INITIAL NOTE RATE PROVISION.  The initial Note Rate is as of MARCH 31, 2005.

FINANCIAL STATEMENT. Borrower shall furnish to Lender annual financial statements within 90 days following the close of Borrower's fiscal or calendar year, as applicable, and such other financial information respecting Borrower at such times and in such form as Lender may request from time to time. In addition to being an Event of Default, Borrower shall pay Lender a $25.00 fee for failure to provide the financial statements within said 90 days or failure to provide such other financial information within 30 days of the request therefore. The $25.00 fee shall continue to be imposed thereafter for each additional 30 day period or part thereof, that the financial statements or other financial information have not been provided to Lender. If Borrower does not reimburse Lender for the fees imposed by this section on demand therefore, Lender may add the fees to the loan balance outstanding.

OTHER LOAN AGREEMENTS. If Borrower and Lender have either previously or contemporaneously entered into a Loan Agreement, it is agreed that this Note is subject to the terms and conditions of such Loan Agreement. For purposes of this provision, Loan Agreement shall include, but not be limited to, a Business Loan Agreement Agricultural Loan Agreement, Construction Loan Agreement, any other LASER PRO Loan Agreement, and/or any attorney drafted lending agreement.

SUCCESSOR INTERESTS. The terms of this Note shall be finding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. This Note benefits Lender and its successors and assigns, and binds Borrower and Borrower's heirs, successors, assigns, and representatives. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower: (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (B) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any6 non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waives presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

                                PROMISSORY NOTE
                                  (CONTINUED)                             Page 2
================================================================================

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

TOWER TECH SYSTEMS INC.

By: /s/ CHRISTOPHER C. ALLIE               By:  /s/ RAYMOND L. BRICKNER, III
   -------------------------------------      ----------------------------------
   CHRISTOPHER C ALLIE, PRESIDENT             RAYMOND L. BRICKNER, III, DIRECTOR
   of TOWER TECH SYSTEMS INC..                of TOWER TECH SYSTEMS INC.


By: /s/ DANIEL P. WERGIN                   By:  /s/ TERENCE P. FOX
   -------------------------------------      ----------------------------------
   DANIEL P. WERGIN, DIRECTOR                 TERENCE P. FOX, DIRECTOR
   OF TOWER TECH SYSTEMS INC.                 of TOWER TECH SYSTEMS INC.


x  /s/ TERENCE P. FOX                      x   /s/ RAYMOND L. BRICKNER, III
 ---------------------------------------    ------------------------------------
 TERENCE P FOX, Individually                RAYMOND L BRICKNER, III,
                                            Individually

x  /s/ DANIEL P. WERGIN                    x  /s/ CHRISTOPHER C. ALLIE
 ---------------------------------------    ------------------------------------
 DANIEL P WERGIN, Individually              CHRISTOPHER C ALLIE,
                                            Individually

================================================================================

                   EXTENSION AGREEMENT - NOTE NO. 8215936-9005

THIS EXTENSION AGREEMENT, is made and entered into as of this 15th day of October, 2005 by and between ASSOCIATED BANK, N.A. ("the Bank") and TOWER TECH SYSTEMS INC.; TERENCE P. FOX; RAYMOND L. BRICKNER, III; DANIEL P. WERGIN; AND CHRISTOPHER C. ALLIE ("the Borrower").

                                     RECITAL

         The Borrower has made,  executed and delivered to the Bank a promissory note in the original amount of $90,000.00 dated March 31, 2005 ("the Note"). The Note has or is about to mature and the parties desire to extend the maturity of the Note and set out that extension in this writing.

         NOW, THEREFORE, for good and valuable consideration and the mutual covenants contained herein, the parties agree as follows:

         1. NOTE EXTENSION. The maturity date of the Note and the indebtedness evidenced thereby is hereby extended from October 15, 2005 to January 15, 2006.

         2. SURVIVAL. All other terms of the Note, and any other document securing the indebtedness evidences thereby shall remain in full force and effect except as the same may need to be modified to give force and effect to this Extension Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Extension Agreement on the day and year first above written.

ASSOCIATED BANK, N.A.                  TOWER TECH SYSTEMS INC.

By:                                    By:   /s/ TERENCE P. FOX
   -------------------------------        -----------------------------------
     Craig J. Witte                         Terence P. Fox
Its: President                         Its: Director

/s/ TERENCE P. FOX                     By:  /s/ RAYMOND L. BRICKNER, III
----------------------------------        -----------------------------------
Terence P. Fox, individually                Raymond L. Brickner, III
                                       Its: Director

/s/ RAYMOND L. BRICKNER                By:  /s/ DANIEL P. WERGIN
----------------------------------        -----------------------------------
Raymond L. Brickner, individually           Daniel P. Wergin
                                       Its: Director

/s/ DANIEL P. WERGIN                   By:   /s/ CHRISTOPER C. ALLIE
----------------------------------        ------------------------------------
Daniel P. Wergin, individually              Christopher C. Allie
                                       Its: Director

/s/ CHRISTOPER C. ALLIE
---------------------------------
Christopher C. Allie, individually

                                                               #8215936-9004

                                 ASSOCIATED BANK
                                     ------
                                 PROMISSORY NOTE

================================================================================

Borrower:  TOWER TECH SYSTEMS INC.       Lender:  ASSOCIATED BANK, NATIONAL
           980 MARITIME DR., SUITE 6              ASSOCIATION
           MANITOWOC, WI 54220                    200 N. ADAMS ST.
                                                  P. O. BOX 19006
                                                  GREEN BAY, WI 54207-9006
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT: $580,000.00     INITIAL RATE: 6.750%      DATE OF NOTE: SEPTEMBER 15, 2005

PROMISE TO PAY. TOWER TECH SYSTEMS INC. ("BORROWER") PROMISES TO PAY TO ASSOCIATED BANK, NATIONAL ASSOCIATION ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FIVE HUNDRED EIGHTY THOUSAND & 00/100 DOLLARS ($580,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM SEPTEMBER 15, 2005, UNTIL PAID IN FULL.

PAYMENT. SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES N THE INDEX, BORROWER WILL PAY THIS LOAN IN 83 REGULAR PAYMENTS OF $8,710.00 EACH AND ONE IRREGULAR LAST PAYMENT ESTIMATED AT $8,694.96. BORROWER'S FIRST PAYMENT IS DUE OCTOBER 15, 2005, AND ALL SUBSEQUENT PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. BORROWER'S FINAL PAYMENT WILL BE DUE ON SEPTEMBER 15, 2012, AND WILL BE FOR ALL PRINCIPAL AND ALL ACCRUED INTEREST NOT YET PAID. PAYMENTS INCLUDE PRINCIPAL AND INTEREST. UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ANY ACCRUED UNPAID INTEREST; THEN TO PRINCIPAL; AND THEN TO ANY LATE CHARGES. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A 365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on short-term unsecured loans to its most creditworthy commercial customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 6.250% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 0.500 PERCENTAGE POINTS OVER THE INDEX, ADJUSTED IF NECESSARY FOR ANY MINIMUM AND MAXIMUM RATE LIMITATIONS DESCRIBED BELOW, RESULTING IN AN INITIAL RATE OF 6.750% PER ANNUM. NOTWITHSTANDING THE FOREGOING, THE VARIABLE INTEREST RATE OR RATES PROVIDED FOR IN THIS NOTE WILL BE SUBJECT TO THE FOLLOWING MINIMUM AND MAXIMUM RATES. NOTICE: Under no circumstances will the interest rate on this note be less than 4.500% per annum or more than the maximum rate allowed b applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:
ASSOCIATED BANK, P.O. BOX 19097, GREEN BAY, WI 54307-9097.

LATE CHARGE. IF A PAYMENT IS 11 DAYS OR MORE LATE, BORROWER WILL BE CHARGED 5.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 5.500 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

         PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

         OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this note or any of the related documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any

                                PROMISSORY NOTE
                                  (CONTINUED)                             Page 2

================================================================================
         Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

         CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         ADVERSE  CHANGE.   A  material  adverse  change  occurs  in  Borrower's
         financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

         INSECURITY. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL I ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY FEDERAL LAW APPLICABLE TO LENDER AND, TO THE EXTENT NOT PREEMPTED BY FEDERAL LAW, THE LAWS OF THE STATE OF WISCONSIN WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF WISCONSIN.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. however, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL.   Borrower  acknowledges  this  Note  is  secured  by  all  security agreements, guarantees, mortgages, and other security instruments previously granted, contemporaneously granted, and granted in the future.

INITIAL NOTE RATE PROVISION.  The initial Note Rate is as of JULY 26, 2005.

FINANCIAL STATEMENT. Borrower shall furnish to Lender annual financial statements within 90 days following the close of Borrower's fiscal or calendar year, as applicable, and such other financial information respecting Borrower at such times and in such form as Lender may request from time to time. In addition to being an Event of Default, Borrower shall pay Lender a $25.00 fee for failure to provide the financial statements within said 90 days or failure to provide such other financial information within 30 days of the request therefore. The $25.00 fee shall continue to be imposed thereafter for each additional 30 day period or part thereof, that the financial statements or other financial information have not been provided to Lender. If Borrower does not reimburse Lender for the fees imposed by this section on demand therefore, Lender may add the fees to the loan balance outstanding.

OTHER LOAN AGREEMENTS. If Borrower and Lender have either previously or contemporaneously entered into a Loan Agreement, it is agreed that this Note is subject to the terms and conditions of such Loan Agreement. For purposes of this provision, Loan Agreement shall include, but not be limited to, a Business Loan Agreement Agricultural Loan Agreement, Construction Loan Agreement, any other LASER PRO Loan Agreement, and/or any attorney drafted lending agreement.

SUCCESSOR INTERESTS. The terms of this Note shall be finding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. This Note benefits Lender and its successors and assigns, and binds Borrower and Borrower's heirs, successors, assigns, and representatives. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waives presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:


TOWER TECH SYSTEMS INC.

By: /s/ CHRISTOPHER C. ALLIE               By: /s/ RAYMOND L. BRICKNER, III
   -------------------------------            ----------------------------------
   CHRISTOPHER C ALLIE, PRESIDENT             RAYMOND L. BRICKNER, III, DIRECTOR
   of TOWER TECH SYSTEMS INC..                of TOWER TECH SYSTEMS INC.


By: /s/ DANIEL P. WERGIN                   By: /s/ TERENCE P. FOX
   -------------------------------            ----------------------------------
   DANIEL P. WERGIN, DIRECTOR of              TERENCE P. FOX, DIRECTOR of TOWER
   TOWER TECH SYSTEMS INC.                    TECH SYSTEMS INC.

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